COST OF SALES	13 Months Ended
Sep. 30, 2023
Disclosure Of Cost Of Sales [Abstract]
COST OF SALES
22.    COST OF SALES
Cost of sales is comprised of the cost of inventories sold during the year, shipping expenses, the production cost of late-stage biological assets that are disposed of, provisions for inventory that do not pass the Company’s quality assurance standards and obsolete products and packaging, and other production overhead.
During the thirteen months ended September 30, 2023, the Company recorded provisions in relation to excess and unsaleable inventories and biological assets as well as adjustments to net realizable value totaling $15,012 (August 31, 2022 - $4,546), which are detailed in Note 7.
During the thirteen months ended September 30, 2023, the Company recorded $nil (August 31, 2022 - $709) in charges for unabsorbed fixed overhead related to reduced production volumes.